Cover	Jul. 16, 2026
Entity Information [Line Items]
Amendment Flag	false
Document Type	S-6
Entity Registrant Name	SmartTrust 751
Entity Central Index Key	0002062418
Document Period End Date	Jul. 16, 2026
Agri-Business Opportunities Portfolio
Entity Information [Line Items]
Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]	The trust seeks to provide investors with current income and the possibility of capital appreciation by investing in an unmanaged, diversified portfolio of preferred securities plus common stock of target-maturity exchange-traded funds (“ETFs”) with each ETF investing substantially all of its assets in foreign and domestic corporate bonds.The trust’s portfolio is divided into two asset segments as of the trust’s inception: at least 90% of the trust’s net assets invested in preferred securities; and up to 10% of the trust’s net assets invested in common stock of ETFs. Preferred securities are defined for this purpose as preferred stocks, trust preferred securities and subordinated or junior notes and debentures.Preferred Securities. The sponsor selected the preferred securities beginning by identifying an initial universe of all preferred securities that trade on at least one North American securities exchange as of the time of selection. From this initial universe, all preferred securities that have a call date or a scheduled maturity date within the life of the trust are eliminated. After this, the sponsor considered criteria including, but not limited to, the following to select the trust’s portfolio of preferred securities:

•coupon;

•current price;

•current dividend yield;

•composite credit rating;

•volume;

•market value outstanding; and

•dividend rights (e.g., cumulative dividends).

ETFs. For the ETF segment of the portfolio, the sponsor selected a basket of “laddered” target-maturity, fixed-income ETFs that it believes has the potential to meet the trust’s investment objective. No more than 5% of the overall trust portfolio will consist of ETFs that invest primarily in high yield (“junk”) corporate bonds as of the time of selection. Each ETF held by the trust invests substantially all of its assets in corporate bonds and seeks investment results that generally correspond to a certain index designed to represent the performance of a held-to-maturity portfolio of corporate bonds with an effective maturity date in a particular calendar year. Each ETF held by the trust includes in its name a designated year of maturity (from 2029 through 2030, respectively) and will terminate on or about the end of such calendar year (subject to change at the determination of the ETF’s board of trustees). The effective maturity date of a bond is its actual maturity or, in the case of callable securities, the effective maturity of the security is determined by the rule-based methodology developed by the associated index provider. In the final six months of the ETFs’ operations, they will transition to cash and cash equivalents to ultimately liquidate and distribute cash to investors. The trust will terminate prior to the scheduled termination of any ETF held by the trust, but certain ETFs may be in their winding down stage during the trust’s life.As a result of the strategy selection process, the trust is considered to be concentrated in securities issued by companies in the financials and utilities sectors. In addition, the trust and certain funds may invest in securities of companies located in “emerging markets.” The trust and certain funds may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other similar depositary receipts of these securities.
Definition of Rule 35d-1 Term in Fund Name [Text Block]	It is a fundamental policy of the trust that under normal market conditions, at least 80% of the trust’s net assets will be invested in preferred securities.